Loans Payable	6 Months Ended
Sep. 30, 2025
Debt Disclosure [Abstract]
Loans Payable [Text Block]

12. Loans Payable

On March 31, 2021, as part of the sale of the net assets in Boden Technologies AB, the Company incurred a loan payable.  The facility bears interest at the Swedish government borrowing rate plus 1% per annum and has a maturity date of December 31, 2035.  Principal payment plus interest is payable annually.  The loan payable is contingently forgiven based on a favourable ruling from the Swedish Tax Authority on the ongoing value tax assessment.

A continuity of the loan balances are as follows:

Balance, March 31, 2024	$13,188
Interest	414
Repayment	(1,343)
Foreign exchange movement	734
Balance, March 31, 2025	12,993

Interest	151
Foreign exchange movement	909
Balance, September 30, 2025	14,053

Less: current portion	(3,107)
Non-current portion	$10,946